SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT



     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported): November 12, 2002
                                                         -----------------



                                EATON VANCE CORP.
                                -----------------
             (Exact name of registrant as specified in its charter)



        Maryland                   1-8100                         04-2718215
----------------------------    -----------------------      -------------------
(State or other jurisdiction    (Commission File Number)        (IRS Employer
of incorporation)                                            Identification No.)


255 State Street, Boston, Massachusetts                                 02109
---------------------------------------                                 -----
(Address of principal executive offices)                              (Zip Code)



       Registrant's telephone number, including area code: (617) 482-8260
                                                           --------------

ITEM 5.   OTHER EVENTS

          On November 12, 2002, Eaton Vance Management (the "Company"), the principal operating company of Eaton Vance Corp. (the "Registrant"), issued a press release announcing that it will amend the terms of the Indenture, dated as of August 13, 2001, between the Company and JPMorgan Chase Bank (formerly known as The Chase Manhattan Bank), a New York banking corporation, as Trustee (the "Trustee"), as supplemented by the First Supplemental Indenture, dated as of August 9, 2002, and the terms of its Liquid Yield Option(TM) Notes Due 2031 (the "Notes"), to add to the Company's covenants, for the benefit of the holders of the Notes, provisions under which the Company would pay additional cash interest at a rate of 1.627% per annum of the principal amount at maturity ($1,000) on the outstanding Notes beginning on November 13, 2002 and continuing for the next 21 months through (but not including) August 13, 2004. This additional cash interest will be paid on a semi-annual basis in arrears on February 13, 2003, August 13, 2003, February 13, 2004 and August 13, 2004 (the "Additional Cash Interest Payment Date") to the holders of record of the Notes at the close of business on January 29 or July 29 immediately preceding such Additional Cash Interest Payment Date. Each payment of additional cash interest will include interest accrued from and including the most recent Additional Cash Interest Payment Date to which such cash interest has been paid or provided for (or, in the case of the first payment of additional cash interest, from and including November 13, 2002) to, but excluding, the Additional Cash Interest Payment Date on which such payment is due. Any payment due on a day that is not a business day will be made on the next succeeding business day, without any interest or other payment in respect of such delay. The additional cash interest will be computed on the basis of a 360-day year consisting of twelve 30-day months.

          A copy of the Second Supplemental Indenture, dated as of November 12, 2002, between the Company and the Trustee, is attached hereto as Exhibit 4.1 and incorporated herein by reference. A copy of the press release issued by the Company is attached hereto as Exhibit 99.1 and incorporated herein by reference.

ITEM 7.   FINANCIAL STATEMENTS AND EXHIBITS.

          (c) Exhibits.

          Exhibit No.   Document

          4.1 Second Supplemental Indenture, dated as of November 12, 2002, between the Company and the Trustee.

          99.1          Press release issued by the Registrant dated November
                        12, 2002.

ITEM 9.   REGULATION FD DISCLOSURE

          The Registrant is furnishing under Item 9 of this Current Report on Form 8-K the information included as Exhibit 99.1 to this Report. Exhibit 99.1 is the news release issued by Registrant, dated November 12, 2002, announcing that the Company intends to add four additional cash interest payments to Noteholders who retain their Notes beyond November 13, 2002. A copy of the press release announcing the amendment is filed as Exhibit 99.1 to this Report.

SUMMARY OF CERTAIN UNITED STATES FEDERAL INCOME TAX CONSIDERATIONS

          The following summary of certain U.S. federal income tax consequences of the amendments to the terms of the Indenture and the Notes incorporates by reference, and accordingly, should be read in conjunction with, the disclosure in the Offering Memorandum, dated August 7, 2001, under the heading "Certain United States Federal Income Tax Considerations" (hereinafter referred to as, the "Offering Memorandum Tax Disclosure"). Terms used, but not defined, herein have the meaning given to them in the Offering Memorandum Tax Disclosure. This discussion applies to U.S. Holders who acquired Notes at their issue price in the initial offering and who hold the Notes as capital assets, and does not describe all of the U.S. federal income tax considerations that may be relevant to holders of Notes in light of their particular circumstances, or to holders of Notes that may be subject to special U.S. federal income tax rules as listed in the Offering Memorandum Tax Disclosure. The summary is based on the authorities listed in the Offering Memorandum Tax Disclosure, all as in effect on the date hereof, and all of which are subject to change (possibly on a retroactive basis) and to different interpretations.

          Holders of Notes should be aware that, due to the factual nature of the inquiry and the absence of relevant legal authorities, there is some uncertainty under current U.S. federal income tax law as to the appropriate treatment of the amendments to the terms of the Indenture and the Notes. The Company has not obtained, and will not request, a ruling from the IRS in connection with the adoption of such amendments. Accordingly, no assurance can be given that the IRS will agree with any positions to be taken by the Company, or that a court will not sustain any challenge by the IRS in the event of litigation.

          HOLDERS OF NOTES SHOULD CONSULT THEIR OWN TAX ADVISORS WITH RESPECT TO THE U.S. FEDERAL, STATE, LOCAL AND OTHER TAX CONSEQUENCES OF THE AMENDMENTS TO THE TERMS OF THE INDENTURE AND THE NOTES.

U.S.  FEDERAL  INCOME TAX  TREATMENT OF THE  AMENDMENTS TO THE INDENTURE AND THE
NOTES

          While the matter is not free from doubt, the Company currently expects that the amendments to the terms of the Indenture and the Notes (i.e., the additional cash interest payments) will constitute a "significant modification" to the Notes under the applicable Treasury regulations. In such event, for U.S. federal income tax purposes, the Company would treat holders of the Notes as having exchanged their existing Notes for amended Notes (the "Amended Notes"). As a result, holders of the Notes will realize a loss in an amount equal to the difference between their amount realized on the exchange (i.e., the fair market value of the Amended Notes) and their adjusted basis in the existing Notes immediately prior to the exchange. Any loss realized on the exchange would generally constitute ordinary loss to the extent of income previously accrued by the U.S. Holder in respect of the Notes and thereafter, capital loss.

          However, if the deemed exchange qualifies as a "recapitalization," within the meaning of Section 368(a) of the Code, the recognition of a loss by a U.S. Holder may be disallowed (in whole or in part) pursuant to Section 354 of the Code. U.S. Holders of the Notes should consult their own tax advisors regarding the application of Code Section 354 to a deemed exchange of Notes for Amended Notes.

U.S. FEDERAL INCOME TAX CONSEQUENCES OF THE OWNERSHIP OF THE AMENDED NOTES

          This discussion assumes that the amendments to the terms of the Indenture and the Notes will give rise to a deemed exchange of Notes for Amended Notes. In such event, the Company intends to treat the Amended Notes as contingent payment debt instruments that are newly issued at an initial issue price equal to the fair market value of the Amended Notes on the date of the deemed exchange. A U.S. Holder of Amended Notes generally will be required to use a newly determined comparable yield and projected payment schedule as of the date of the deemed exchange to tax account for the Amended Notes as otherwise described in the Offering Memorandum Tax Disclosure.

          The comparable yield and projected payment schedule applicable to the Amended Notes will be set forth in the Supplemental Indenture, which is filed as
Exhibit 4.1 to this Report. Holders also may obtain the projected payment schedule applicable to the Amended Notes by submitting a written request to:
Eaton  Vance  Management,   255  State  Street,  Boston,   Massachusetts  02109;
Attention: William M. Steul, Vice President and Chief Financial Officer.

                                   SIGNATURES


          Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

                                EATON VANCE CORP.
                                (Registrant)


Date: November 12, 2002         /s/ William M. Steul
      -----------------         -----------------------------------------
                                William M. Steul, Chief Financial Officer

                                  EXHIBIT INDEX


          Each exhibit is listed in this index according to the number assigned to it in the exhibit table set forth in Item 601 of Regulation S-K. The following exhibits are filed as part of this Report:

Exhibit No.    Description

4.1 Second Supplemental Indenture, dated November 12, 2002, between the Company and the Trustee.

99.1           Copy of Registrant's news release dated November 12, 2002.

                                                                     EXHIBIT 4.1





                          SECOND SUPPLEMENTAL INDENTURE

                          Dated as of November 12, 2002

      Supplement to Indenture dated as of August 13, 2001 (as supplemented)

                  --------------------------------------------

                                     between

                             EATON VANCE MANAGEMENT

                                       and

                               JPMORGAN CHASE BANK

                  --------------------------------------------

          Liquid Yield Option(TM)Notes due 2031 (Zero Coupon - Senior)

                                TABLE OF CONTENTS

                                                                            PAGE
                                                                            ----

RECITALS......................................................................ii

ARTICLE 1       RATIFICATION; DEFINITIONS......................................1

        SECTION 1.02    Second Supplemental Indenture..........................1

        SECTION 1.03    Definitions............................................1

ARTICLE 2       AMENDMENTS TO CERTAIN PROVISIONS OF THE ORIGINAL
                INDETURE.......................................................1

        SECTION 2.01    Amendments to Section 1.01 of the Indenture............1

        SECTION 2.02    Amendments to Section 4.01 of the Indenture............1

        SECTION 2.03    Amendments to Article 12 Payment of Interest
                        of the Indenture.......................................1

        SECTION 2.04    Amendments to Annex C of the Original Indenture........2

ARTICLE 3       AMENDMENTS TO CERTAIN PROVISIONS OF THE SECURITIES;
                NOTATION ON THE SECURITIES.....................................2

        SECTION 3.01    Amendments to Face of Security.........................2

        SECTION 3.02    Amendments to Paragraph 1 of the Securities............2

        SECTION 3.03    Amendments to Paragraph 4 of the Securities............3

        SECTION 3.04    Notation on Securities.................................3

ARTICLE 4       MISCELLANEOUS..................................................4

        SECTION 4.01    Trust Indenture Act Controls...........................4

        SECTION 4.02    Incorporation into Indenture...........................4

        SECTION 4.03    Successors and Assigns.................................4

        SECTION 4.04    Governing Law..........................................4

        SECTION 4.05    Multiple Originals.....................................4

        SECTION 4.06    Separability Clause....................................4

        SECTION 4.07    The Trustee............................................4

          SECOND SUPPLEMENTAL INDENTURE, dated as of the 12th day of November, 2002 ("Second Supplemental Indenture"), between EATON VANCE MANAGEMENT, a Massachusetts business trust (the "Company"), and JPMorgan Chase Bank (formerly known as The Chase Manhattan Bank), a New York banking corporation, as Trustee (the "Trustee").

                                    RECITALS

          WHEREAS, the Company and the Trustee executed and delivered an Indenture, dated as of August 13, 2001 (the "Original Indenture;" and, as amended by the First Supplemental Indenture dated August 9, 2002, the "Indenture"), to provide for the issuance by the Company of its Liquid Yield Option(TM) Notes due 2031 (Zero Coupon - Senior) (the "Securities");

          WHEREAS, the Company desires to amend the Indenture and the Securities to add to the Company's covenants for the benefit of the Securityholders;

          WHEREAS, Section 9.01 of the Indenture provides that, without the consent of any Securityholder, the Company and the Trustee may amend the Indenture or the Securities to, among other things, add to the Company's covenants for the benefit of the Securityholders and to make any change that does not adversely affect the rights of any Holders; and

          WHEREAS, all things necessary for the execution of this Second Supplemental Indenture, and to make this Second Supplemental Indenture a valid supplement to the Indenture according to its terms and a valid and binding agreement of the Company, have been done.

          NOW, THEREFORE, for and in consideration of the premises and the mutual covenants and agreements hereinafter set forth, the parties hereto agree, for the benefit of the other party and for the equal and ratable benefit of the Holders, as follows:

                                    ARTICLE 1

                            RATIFICATION; DEFINITIONS

          SECTION 1.02 SUPPLEMENTAL INDENTURE. This Second Supplemental Indenture is supplemental to, and is entered into in accordance with Section
9.01 of the Indenture and, except as modified, amended and supplemented by this Second Supplemental Indenture, the provisions of the Indenture are ratified and confirmed in all respects and shall remain in full force and effect.

          SECTION 1.03 DEFINITIONS. Capitalized terms used but not defined herein shall have the meanings assigned to them in the Original Indenture.


                                    ARTICLE 2

           AMENDMENTS TO CERTAIN PROVISIONS OF THE ORIGINAL INDENTURE

          SECTION 2.01 AMENDMENTS TO SECTION 1.01 OF THE INDENTURE. Section 1.01 of the Indenture is hereby amended to add the definitions "Additional Cash Interest Payment" and "Additional Cash Interest Payment Date."

          "ADDITIONAL CASH INTEREST PAYMENT," means additional cash interest payments of 1.627% per annum for every $1,000 aggregate Principal Amount of Maturity to Holders of record at the close of business on January 29 or July 29 immediately preceding such Additional Cash Interest Payment Date. Each payment of additional cash interest will include interest accrued from and including the most recent Additional Cash Interest Payment Date to which such cash interest has been paid or provided for (or, in the case of the first payment of additional cash interest, from and including November 13, 2002) to, but excluding, the Additional Cash Interest Payment Date on which such payment is due. Any payment due on a day that is not a business day will be made on the next succeeding business day, without any interest or other payment in respect of such delay. The additional cash interest will be computed on the basis of a 360-day year consisting of twelve 30-day months.

          "ADDITIONAL CASH INTEREST PAYMENT DATE," means the date on which Additional Cash Interest Payments are made. The Additional Cash Interest Payment will be payable on a semi-annual basis in arrears on February 13, 2003, August 13, 2003, February 13, 2004 and August 13, 2004.

          SECTION 2.02 Amendments to Section 4.01 of the Indenture. The first paragraph of Section 4.01 of the Indenture is hereby amended by adding the following:

          "For each Additional Cash Interest Payment the Company shall deposit with the Trustee or Paying Agent such Additional Cash Interest Payment in respect of the Securities on the Additional Cash Interest Payment Date by 10:00 a.m., New York City time in immediately available funds."

          SECTION 2.03 AMENDMENTS TO ARTICLE 12 PAYMENT OF INTEREST OF THE INDENTURE. Article 12 Payment of Interest of the Indenture is hereby amended by adding the following:

          SECTION 12.04 Additional Cash Interest Payment. An Additional Cash Interest Payment of 1.627% per annum for every $1,000 aggregate Principal Amount of Maturity shall be made to Holders of record at the close of business on January 29 or July 29 immediately preceding such Additional Cash Interest Payment Date. Each payment of additional cash interest will include interest accrued from and including the most recent Additional Cash Interest Payment Date to which such cash interest has been paid or provided for (or, in the case of the first payment of additional cash interest, from and including November 13,
          2002) to, but excluding, the Additional Cash Interest Payment Date on which such payment is due. Any payment due on a day that is not a business day will be made on the next succeeding business day, without any interest or other payment in respect of such delay. The additional cash interest will be computed on the basis of a 360-day year consisting of twelve 30-day months.

          SECTION 12.05 Additional Cash Interest Payment Date. The Additional Cash Interest Payment will be paid on a semi-annual basis in arrears on February 13, 2003, August 13, 2003, February 13, 2004 and August 13, 2004.

          SECTION 2.04 AMENDMENTS TO ANNEX C OF THE ORIGINAL INDENTURE. The Projected Payment Schedule for the Securities set forth in Annex C of the Original Indenture is hereby amended by replacing it in its entirety with the Revised Projected Payment Schedule attached to this Second Supplemental Indenture as Exhibit A.


                                    ARTICLE 3

               AMENDMENTS TO CERTAIN PROVISIONS OF THE SECURITIES;
                           NOTATION ON THE SECURITIES

          SECTION 3.01 AMENDMENTS TO FACE OF SECURITY. Paragraph 1 of the Securities is hereby amended by replacing it in its entirety with the following:

          "FOR THE PURPOSES OF SECTIONS 1273 AND 1275 OF THE INTERNAL REVENUE CODE, THIS SECURITY IS ISSUED WITH AN INDETERMINATE AMOUNT OF ORIGINAL ISSUE DISCOUNT FOR UNITED STATES FEDERAL INCOME TAX PURPOSES. THE
          ISSUE DATE IS NOVEMBER 12, 2002, AND THE YIELD TO MATURITY FOR PURPOSES OF ACCRUING ORIGINAL ISSUE DISCOUNT IS 5.566% PER ANNUM, COMPOUNDED SEMIANNUALLY."

          SECTION 3.02 AMENDMENTS TO PARAGRAPH 1 OF THE SECURITIES. Paragraph 1 of the Securities is hereby amended by replacing it in its entirety with the following:

"1.       Interest

          This Security shall not bear interest, except as specified in this paragraph or in paragraphs 5 and 11 hereof. If the Principal Amount at Maturity hereof or any portion of such Principal Amount at Maturity is not paid when due (whether upon acceleration pursuant to Section 6.02 of the Indenture, upon the date set for payment of the Redemption Price pursuant to paragraph 6 hereof, upon the date set for payment of the purchase Price or Change in Control Purchase Price pursuant to paragraph 7 hereof or upon the Stated Maturity of this Security) or if interest (including semiannual or contingent interest, if any) due hereon or any portion of such interest is not paid when due in accordance with paragraph 5 or 11 hereof, then in each such case the overdue amount shall, to the extent permitted by law, bear interest at the rate of 1.50% per annum, compounded semiannually, which interest shall accrue from the date such overdue amount was originally due to the date payment of such amount, including interest thereon, has been made or duly provided for. All such interest shall be payable on demand. The accrual of such interest on overdue amounts shall be in lieu of, and not in addition to, the continued accrual of Original Issue Discount.

          Original Issue Discount (the difference between the Issue Price and the Principal Amount at Maturity of the Security), in the period during which a Security remains outstanding, shall accrue at 1.50% per annum, on a semiannual bond equivalent basis using a 360-day year composed of twelve 30-day months, from the Issue Date of this Security.

          Additional Cash Interest Payments on any Security shall be payable semiannually in arrears on February 13, 2003, August 13, 2003, February 13, 2004 and August 13, 2004 (each an "Additional Cash Interest Payment Date") to holders of record at the close of business on each January 29 or July 29 immediately preceding such Additional Cash Interest Payment Date. Each payment of additional cash interest will include interest accrued from and including the most recent Additional Cash Interest Payment Date to which such interest has been paid or provided for (or, in the case of the first payment of additional cash interest, from and including November 13, 2002) to, but excluding, the Additional Cash Interest Payment Date on which such payment is due. Any payment due on a day that is not a business day will be made on the next succeeding business day, without any interest or other payment in respect of such delay. The additional cash interest will be computed on the basis of a 360-day year consisting of twelve 30-day months."

          SECTION 3.03 AMENDMENTS TO PARAGRAPH 4 OF THE SECURITIES. Paragraph 4 of the Securities is hereby amended by replacing it in the entirety with the following:

"4.       Indenture and Second Supplemental Indenture.

          The Company issued the Securities under an Indenture dated, as of August 13, 2001, as supplemented (the "Indenture"), between the Company and the Trustee. Pursuant to Section 9.01 of the Indenture, the Company and the Trustee entered into a Second Supplemental Indenture, dated as of November 12, 2002 (the "Second Supplemental Indenture"), to add to the Company's covenants for the benefit of the Securityholders. The terms of the Securities include those stated in the Indenture, as supplemented by the Second Supplemental Indenture, and those made part of the Indenture by reference to the Trust Indenture Act of 1939, as in effect from time to time (the "TIA"). Capitalized terms used herein and not defined herein have the meanings ascribed thereto in the Indenture, as supplemented by the Second Supplemental Indenture. The Securities are subject to all such terms, and Securityholders are referred to the Indenture, the Second Supplemental Indenture and the TIA for a statement of those terms.

          The Securities are general unsecured and unsubordinated obligations of the Company limited to $314,000,000 aggregate Principal Amount at Maturity (subject to Section 2.07 of the Indenture). The Indenture does not limit other indebtedness of the Company, secured or unsecured."

          SECTION 3.04 NOTATION ON SECURITIES. (a) The Securities, as amended by the provisions of this Second Supplemental Indenture, shall bear a notation substantially to the following effect:

          "THE TERMS OF THIS SECURITY HAVE BEEN AMENDED TO THE EXTENT PROVIDED IN THE SECOND SUPPLEMENTAL INDENTURE, DATED AS OF NOVEMBER 12, 2002, BETWEEN THE COMPANY AND THE TRUSTEE. THE SECOND SUPPLEMENTAL INDENTURE WAS ENTERED INTO BETWEEN THE COMPANY AND THE TRUSTEE PURSUANT TO
          SECTION 9.01 OF THE  INDENTURE TO ADD TO THE  COMPANY'S  COVENANTS FOR

          THE BENEFIT OF THE SECURITYHOLDERS. THE TERMS OF THIS SECURITY INCLUDE THOSE STATED IN THE INDENTURE, AS SUPPLEMENTED BY THE SECOND SUPPLEMENTAL INDENTURE, AND HOLDERS ARE REFERRED TO THE INDENTURE AND THE SECOND SUPPLEMENTAL INDENTURE FOR A STATEMENT OF THOSE TERMS."

          (b) The Trustee hereby agrees to cause the Securities to bear the above notation pursuant to, and upon satisfaction of, the conditions set forth in Sections 9.05, 9.06, 13.04 and 13.05 of the Indenture.


                                    ARTICLE 4

                                  MISCELLANEOUS

          SECTION 4.01 TRUST INDENTURE ACT CONTROLS. If any provision of this Second Supplemental Indenture limits, qualifies, or conflicts with another provision which is required to be included in this Indenture by the TIA, the required provision shall control.

          SECTION 4.02 INCORPORATION INTO INDENTURE. This Second Supplemental Indenture and all its provisions shall be deemed a part of the Indenture in the manner and to the extent herein and therein provided.

          SECTION 4.03 SUCCESSORS AND ASSIGNS. All covenants and agreements of the Company and the Trustee in this Second Supplemental Indenture shall bind their respective successors.

          SECTION 4.04 GOVERNING LAW. THE LAWS OF THE STATE OF NEW YORK SHALL GOVERN THIS SECOND SUPPLEMENTAL INDENTURE.

          SECTION 4.05 MULTIPLE ORIGINALS. The parties may sign any number of copies of this Second Supplemental Indenture. Each signed copy shall be an original, but all of them together represent the same agreement. One signed copy is enough to prove this Second Supplemental Indenture.

          SECTION 4.06 SEPARABILITY CLAUSE. In case any provision in this Second Supplemental Indenture or in the Securities shall be invalid, illegal or unenforceable, the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.

          SECTION 4.07 THE TRUSTEE. The Trustee shall not be responsible in any manner whatsoever for or in respect of the validity or sufficiency of this Second Supplemental Indenture. The recitals herein contained are made by the Company and not by the Trustee, and the Trustee assumes no responsibility for the correctness thereof.

          IN WITNESS WHEREOF, the undersigned, being duly authorized, have executed this Second Supplemental Indenture on behalf of the respective parties hereto as of the date first above written.

                  EATON VANCE MANAGEMENT


                  By:     /s/ William M. Steul
                          ------------------------------------------------------
                  Name:   William M. Steul
                  Title:  Vice President, Treasurer, and Chief Financial Officer


                  JPMORGAN CHASE BANK,
                  as Trustee


                  By:     /s/ Kathleen Perry
                          ------------------------------------------------------
                  Name:   Kathleen Perry
                  Title:  Vice President

                                                                       EXHIBIT A
                                                                       ---------
                                     ANNEX C
                                     -------

                      REVISED PROJECTED PAYMENT SCHEDULE*
                      -----------------------------------

Comparable Yield: 5.566% per annum

Quarterly Period Ending                               Projected Payment per LYON

February 13, 2003                                                   $4.07
August 13, 2003                                                     $8.13
February 13, 2004                                                   $8.13
August 13, 2004                                                     $8.13
May 9, 2016                                                         $2.42
August 8, 2016                                                      $2.58
November 14, 2016                                                   $2.58
February 13, 2017                                                   $2.58
May 8, 2017                                                         $2.58
August 14, 2017                                                     $2.76
November 13, 2017                                                   $2.76
February 12, 2018                                                   $2.76
May 14, 2018                                                        $2.76
August 13, 2018                                                     $2.94
November 12, 2018                                                   $2.94
February 11, 2019                                                   $2.94
May 13, 2019                                                        $2.94
August 12, 2019                                                     $3.14
November 11, 2019                                                   $3.14
February 10, 2020                                                   $3.14
May 11, 2020                                                        $3.14
August 10, 2020                                                     $3.35
November 9, 2020                                                    $3.35
February 8, 2021                                                    $3.35
May 10, 2021                                                        $3.35
August 9, 2021                                                      $3.57
November 8, 2021                                                    $3.57
February 14, 2022                                                   $3.57
May 9, 2022                                                         $3.57
August 8, 2022                                                      $3.81
November 14, 2022                                                   $3.81
February 14, 2023                                                   $3.81

-----------------------------
* The comparable yield means the annual yield the Company would pay, as of the Issue date, on a fixed-rate nonconvertible debt security with no contingent payments, but with terms and conditions otherwise comparable to those of the LYONs, and the schedule of projected payments has been determined on the basis of an assumption of linear growth of the stock price and a constant dividend yield and has not been determined for any purpose other than for the determination of interest accruals and adjustments thereof in respect of the Securities for United States federal income tax purposes. The comparable yield and the schedule of projected payments do not constitute a projection or representation regarding the amounts payable on Securities.

May 8, 2023                                                         $3.81
August 14, 2023                                                     $4.07
November 13, 2023                                                   $4.07
February 12, 2024                                                   $4.07
May 13, 2024                                                        $4.07
August 12, 2024                                                     $4.34
November 11, 2024                                                   $4.34
February 10, 2025                                                   $4.34
May 12, 2025                                                        $4.34
August 11, 2025                                                     $4.63
November 10, 2025                                                   $4.63
February 9, 2026                                                    $4.63
May 11, 2026                                                        $4.63
August 10, 2026                                                     $4.94
November 9, 2026                                                    $4.94
February 8, 2027                                                    $4.94
May 10, 2027                                                        $4.94
August 9, 2027                                                      $5.27
November 8, 2027                                                    $5.27
February 14, 2028                                                   $5.27
May 8, 2028                                                         $5.27
August 14, 2028                                                     $5.62
November 13, 2028                                                   $5.62
February 12, 2029                                                   $5.62
May 14, 2029                                                        $5.62
August 13, 2029                                                     $6.00
November 12, 2029                                                   $6.00
February 11, 2030                                                   $6.00
May 13, 2030                                                        $6.00
August 12, 2030                                                     $6.40
November 11, 2030                                                   $6.40
February 10, 2031                                                   $6.40
May 12, 2031                                                        $6.40
August 11, 2031                                                     $6.83
August 13, 2031                                                 $2,643.65

                                                                    Exhibit 99.1

---------------------------------------------------
NEWS RELEASE
---------------------------------------------------
               Eaton Vance Corp.
               The Eaton Vance Building
{LOGO}         255 State Street, Boston, MA  02109
               (617) 482-8260
               Contact: William M. Steul
---------------------------------------------------

                                                           November 12, 2002

                                                           FOR IMMEDIATE RELEASE
                                                           ---------------------


        EATON VANCE AMENDS ZERO COUPON-SENIOR EXCHANGEABLE NOTES DUE 2031

Boston, MA - EATON VANCE CORP. (NYSE: EV) announced today that its principal operating company, Eaton Vance Management, intends to amend the terms of its Zero Coupon-Senior Exchangeable Notes Due 2031 to add cash interest payments of 1.627% per annum of principal amount at maturity ($1,000) on its outstanding notes for the next 21 months.

This additional cash interest, which is the equivalent of 2.50% per annum of $650.75, the notes' accreted value on November 13, 2002, will be paid on February 13, 2003, August 13, 2003, February 13, 2004, and August 13, 2004 to holders of record at the close of business on January 29 or July 29 immediately preceding each additional interest payment date. The first additional interest payment due on February 13, 2003 will be paid in arrears for the three month period ending on that date. The three remaining additional interest payments will be paid on a semi-annual basis in arrears on their respective payment dates. The specific terms of the payments are set forth in a supplemental indenture, which will be filed with the Securities and Exchange Commission on Form 8-K. The Form 8-K also will include a summary of certain U.S. Federal income tax consequences of the proposed amendment to the terms of the notes.

Noteholders have the right to cause Eaton Vance Management to repurchase the notes at their accreted value on November 13, 2002 and each August 13 of 2004, 2006, 2011, 2016, 2021 and 2026. Eaton Vance Management is obligated on November 13, 2002 to purchase notes tendered and not withdrawn before the close of business on November 13, 2002. Noteholders who validly tender and do not withdraw their notes for purchase on or before November 13, 2002 will receive the scheduled repurchase price of $650.75 in cash on November 18, 2002.

Noteholders should discuss with their tax advisors the tax implications of retaining their notes beyond November 13, 2002 which may result in a tax loss to tax paying noteholders.

Eaton Vance Management, a subsidiary of Eaton Vance Corp., and its affiliates currently manage over $55 billion in mutual funds, managed accounts, and institutional accounts, including those of corporations, hospitals, retirement plans, universities, foundations and trusts.

Certain matters discussed in this press release and in public statements relating to the release may constitute forward-looking statements within the meaning of the federal securities laws. Actual results and the timing of certain events could differ materially from those projected in or contemplated by the forward-looking statements due to a number of factors, including those detailed from time to time in Eaton Vance Corp.'s filing with the Securities and Exchange Commission. (Reference is hereby made to Eaton Vance Corp. Annual Report to shareholders and to its Form 10-K for the year ended October 31, 2001.) Eaton Vance Corp. will not update any forward-looking statements made in this press release to reflect future events or developments.


                                  Page 2 of 2